Receivable from Related Party and Other Non-current Financial Assets - Summary of Receivable from Related Party and Other Non-current Financial Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Current assets:
Receivable from related party		$ 511,284
Other non-current financial assets:
Marketable securities	6,379	3,909
Other	7,739	7,069
Receivable from related party and other financial assets	$ 14,118	$ 10,978